EXHIBIT 23(A)
                                                                   -------------

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Movado Group, Inc. of our report dated March 15, 2002 relating to the financial statements and financial statement schedule, which appears in Movado Group Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 2002.


                                  /S/ PRICEWATERHOUSE COOPERS LLP
                                  -------------------------------
                                  Florham Park, New Jersey
                                  May 28, 2002